                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to 14a-11(c) or 14a-12

                              THE INDIA FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                              THE INDIA FUND, INC.
      OPPENHEIMER TOWER, ONE WORLD FINANCIAL CENTER, 200 LIBERTY STREET,
                           NEW YORK, NEW YORK 10281

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                                               February 26, 1996

To the Stockholders:

     The Annual Meeting of Stockholders of The India Fund, Inc. (the "Fund") will be held at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, April 19, 1996, at 10:00 a.m., for the purposes of considering and voting upon:

          1. The election of directors (Proposal 1).

          2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending December 31, 1996 (Proposal 2).

          3. Any other business that may properly come before the meeting.

     The close of business on February 23, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,

                                         Robert I. Kleinberg
                                         Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                             REGISTRATION
           -------------------------------------------------
           CORPORATE ACCOUNTS                                  VALID SIGNATURE
           ------------------                                  --------------
           (1) ABC Corp. ...................................   ABC Corp.
           (2) ABC Corp. ...................................   John Doe, Treasurer
           (3) ABC Corp. ...................................   John Doe
                          c/o John Doe, Treasurer
           (4) ABC Corp. Profit Sharing Plan................   John Doe, Trustee

           TRUST ACCOUNTS
           -------------
           (1) ABC Trust....................................   Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee.........................   Jane B. Doe
                          u/t/d/ 12/28/78

           CUSTODIAL OR ESTATE ACCOUNTS
           --------------------------
           (1) John B. Smith, Cust. ........................   John B. Smith
                          f/b/o John B. Smith, Jr. UGMA
           (2) John B. Smith................................   John B. Smith, Jr., Executor

                              THE INDIA FUND, INC.
    OPPENHEIMER TOWER, ONE WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, April 19, 1996 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about February 26, 1996. The Fund's annual report containing financial statements for the fiscal year ended December 31, 1995 is being mailed concurrently with this proxy statement. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR Proposal 2. The close of business on February 23, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 34,007,133 shares of Common Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect three Class I Directors to hold office until the 1999 Annual Meeting of Stockholders or thereafter when their successors are elected and qualified. The term of office of the Class II Directors, Messrs. Salacuse and Barber, expires at the Annual Meeting of Stockholders in 1997, and the term of office of the Class III Directors, Messrs. Rappaport and Maingard, expires at the Annual Meeting of Stockholders in 1998, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the nominees has been previously elected to the Board of Directors by shareholders, except for Mr. Blum, who was elected to the Board of Directors on May 9, 1995.

     The following table provides information concerning the nominees for election as directors:

                                                                                           COMMON STOCK
                                                                                        BENEFICIALLY OWNED,
                                                                                            DIRECTLY OR
                                                                                          INDIRECTLY, ON
                                                                                         DECEMBER 31, 1995
                                                                     DIRECTOR           -------------------
    NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS      SINCE     AGE         SHARES(A)
   ---------------------------------------------------------------   ---------   ----   -------------------
   NOMINEES TO SERVE UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS
   Leslie H. Gelb; President, The Council on Foreign Relations;        1995       58             -0-
        formerly, Columnist, Deputy Editorial Page Editor and
        Editor, Op-Ed Page, The New York Times.
   Gabriel Seeyave, Tax Advisor; formerly Partner, De Chazal Du        1994       64             -0-
        Mee & Co. (chartered accountants).
   Robert A. Blum*, Assistant Secretary; Managing Director and         1995       35             -0-
        Associate General Counsel, Oppenheimer & Co., Inc.

---------------

    * "Interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") because of a relationship with Advantage Advisers, Inc. ("Advantage"), the Fund's investment manager.

     The following table provides information concerning the directors serving until the 1997 and 1998 Annual Meetings of Stockholders:

                                                                                           COMMON STOCK
                                                                                        BENEFICIALLY OWNED,
                                                                                            DIRECTLY OR
                                                                                          INDIRECTLY, ON
                                                                                         DECEMBER 31, 1995
                                                                     DIRECTOR           -------------------
   DIRECTORS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS      SINCE     AGE         SHARES(A)
   ---------------------------------------------------------------   ---------   ----   -------------------
   DIRECTORS SERVING UNTIL 1997 ANNUAL MEETING OF STOCKHOLDERS
   Jeswald W. Salacuse, Member of Audit Committee; Henry J. Braker     1994       58             202
        Professor of Commercial Law, and formerly Dean, The
        Fletcher School of Law & Diplomacy, Tufts University.
   Charles F. Barber, Member of Audit Committee; Consultant;           1994       79           1,000
        formerly Chairman of the Board, ASARCO Incorporated.

   DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS
   Alan H. Rappaport*, Chairman and President; Executive Vice          1994       42           2,000
        President, Oppenheimer & Co., Inc.; Director and
        President, Advantage Advisers, Inc.

   Sir Rene Maingard C.B.E.; Director, Rogers & Co., Ltd.              1994       78             -0-
     (shipping, banking).

---------------

    * "Interested person" as defined in the 1940 Act because of a relationship with Advantage.

    (A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

     Each of Messrs. Gelb, Salacuse, Barber and Rappaport serves as a director of certain other U.S. registered investment companies, as described below. Mr. Barber is a director of one other registered investment company co-advised by Advantage and BZW Investment Management Inc. ("BZWIM"), the Fund's investment adviser, four registered investment companies co-advised by Advantage and Salomon Brothers Asset Management Inc ("SBAM") and seven other registered investment companies advised by SBAM. Mr. Barber also serves as a director for six registered investment companies advised by investment advisory affiliates of Smith Barney Inc. and as a trustee of Lehman Brothers Institutional Funds Group Trust. In addition, Mr. Barber serves as a director of Min Ven Inc. Messrs. Salacuse, Rappaport and Gelb are directors of one other registered investment company co-advised by Advantage and BZWIM and four registered investment companies co-advised by Advantage and SBAM. Mr. Salacuse is a director of three other registered investment companies advised by SBAM. Mr. Rappaport is a director of two other registered investment companies advised by Advantage, and Messrs. Gelb and Salacuse are directors of one other registered investment company advised by Advantage.

     At December 31, 1995, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 33,382,767 shares, equal to 98.16% of the outstanding shares of the Fund.

     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Rappaport, the present executive officers of the Fund are:

                                                                                  OFFICER
                             NAME                     OFFICE          AGE          SINCE
            --------------------------------------  ----------        ----        -------
            Dennis E. Feeney                        Treasurer          44          1994
            Robert I. Kleinberg                     Secretary          58          1994

     Mr. Feeney is also Executive Vice President and Chief Financial Officer of Oppenheimer & Co., Inc. Mr. Kleinberg is also Executive Vice President, Secretary and General Counsel of Oppenheimer & Co., Inc. and Director and Secretary of Advantage.

     The Fund's Audit Committee is composed of Messrs. Barber, Gelb and Salacuse. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met four times during the year ended December 31, 1995. The Fund has no nominating or compensation committees.

     During the fiscal year ended December 31, 1995, the Board of Directors met four times. Each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other investment companies advised by Advantage and/or BZWIM. The following table provides information concerning the approximate compensation paid during the year ended December 31, 1995 to each director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the year ended December 31, 1995 by the Fund to either Mr. Rappaport or Mr. Blum who, as officers or employees of Advantage and/or Oppenheimer & Co., Inc., are interested persons as defined under the 1940 Act.

                                            TOTAL COMPENSATION
                                             FROM OTHER FUNDS   TOTAL COMPENSATION
                                AGGREGATE      CO-ADVISED BY     FROM OTHER FUNDS   TOTAL COMPENSATION
                              COMPENSATION     ADVANTAGE AND        ADVISED BY       FROM OTHER FUNDS
                                FROM FUND          BZWIM             ADVANTAGE       ADVISED BY BZWIM   TOTAL COMPENSATION
      NAME OF DIRECTOR          (DOLLARS)        (DOLLARS)           (DOLLARS)           (DOLLARS)           (DOLLARS)
----------------------------- ------------- ------------------- ------------------- ------------------- -------------------
Leslie H. Gelb...............     4,600       7,800 (1 fund)     41,100 (5 funds)            0                53,500
Gabriel Seeyave..............     7,800              0                   0                   0                 7,800
Jeswald W. Salacuse..........     7,800       7,900 (1 fund)     41,850 (5 funds)            0                57,550
Charles F. Barber............     8,000       8,000 (1 fund)     51,050 (6 funds)            0                67,050
Sir Rene Maingard............     7,800              0                   0                   0                 7,800

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage, BZWIM, Infrastructure Leasing & Financial Services Limited ("ILFS"), the Fund's country adviser, and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended December 31, 1995.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the year ending December 31, 1996. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at December 31, 1995 neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.

                             ADDITIONAL INFORMATION

                   INVESTMENT MANAGER AND INVESTMENT ADVISERS

ADVANTAGE ADVISERS, INC.

     Advantage serves as the Fund's investment manager. The address of Advantage is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281.

BZW INVESTMENT MANAGEMENT INC.

     BZWIM serves as the Fund's investment adviser. The address of BZWIM is Tower 49, 12 East 49th Street, New York, New York 10017.

INFRASTRUCTURE LEASING & FINANCIAL SERVICES LIMITED

     ILFS serves as the Fund's country adviser. The address of ILFS is ITTS House, 5th Floor, 28, K Dubhasi Marg., Bombay, India 400 023.

                                 ADMINISTRATION

     Oppenheimer & Co., Inc. ("OpCo") serves as the Fund's administrator. The address of OpCo is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281. OpCo subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

     Multiconsult Ltd. serves as Mauritius administrator to the Fund. Multiconsult Ltd.'s address is Les Jamalacs-Vieux Conseil Street, Port Louis, Mauritius.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1997 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than October 29, 1996.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage, BZWIM and ILFS or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a fee to be paid by the Fund and estimated at $4,500 plus disbursements.

February 26, 1996

                              THE INDIA FUND, INC.

                ANNUAL MEETING OF STOCKHOLDERS -- APRIL 19, 1996
               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

    The undersigned hereby appoints Robert I. Kleinberg and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, One World Financial Center, New York, New York 10281 on Friday, April 19, 1996, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 26, 1996 and upon all other matters properly coming before said Meeting.

    Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR) AND 2. Please refer to the Proxy Statement for a discussion of the Proposals.

HAS YOUR ADDRESS CHANGED?                                       DO YOU HAVE ANY COMMENTS?
----------------------------------------------                  ----------------------------------------------
----------------------------------------------                  ----------------------------------------------
----------------------------------------------                  ----------------------------------------------

                    (Continued, and to be signed and dated, on the reverse side)

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1
                 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2.

1.  Election of Director      FOR the nominees            WITHHOLD AUTHORITY                       EXCEPTIONS
                              listed below      / /       to vote for the nominees.      / /                    / /


    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name). Directors to serve until 1999 Annual Meeting: Robert A. Blum, Leslie H. Gelb, Gabriel Seeyave

2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending December 31, 1996

    FOR / /                  AGAINST / /                  ABSTAIN / /

3.  Any other business that may properly come before the meeting.

4.  I will be attending the meeting.    / /

                                              Change of Address and/
                                              or Comments Mark Here / /

                                           Note: Please sign exactly as your
                                           name appears on this Proxy. If
                                           joint owners, EITHER may sign this
                                           Proxy. When signing as attorney,
                                           executor, administrator, trustee,
                                           guardian or corporate officer,
                                           please give your full title.

                                           Date _________________________, 1996
                                           _____________________________________
                                           _____________________________________
                                           Signature(s), Title(s), if applicable

                                           VOTES MUST BE INDICATED (X) IN
                                           BLACK OR BLUE INK.             /X/

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.